                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 FORM 8 - K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               April 21, 2006

                        THE BANK OF NEW YORK COMPANY, INC.
                        ----------------------------------
              (exact name of registrant as specified in its charter)


            NEW YORK                 001-06152               13-2614959
            --------                 ---------               ----------
   (State or other jurisdiction    (Commission            (I.R.S. employer
       of incorporation)            file number)       identification number)


         One Wall Street, New York, NY                          10286
         -----------------------------                          -----
    (Address of principal executive offices)                  (Zip code)


                                    212-495-1784
                                    ------------
                           (Registrant's telephone number,
                                   including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events
           ------------

            On April 21, 2006, The Bank of New York (the "Bank"), a wholly owned subsidiary of The Bank of New York Company, Inc. (the "Company"), entered into a written agreement with the Federal Reserve Bank of New York and the New York State Banking Department. The agreement outlines a series of steps to strengthen and enhance the Bank's compliance practices, systems, controls, and procedures. Exhibit 99.1 is a copy of the written agreement.
Exhibit 99.2 is the Company's statement relating to the written agreement.



ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

Index to and Description of Exhibits

(c)  Exhibit        Description
     -------        -----------
       99.1	    Written Agreement, dated April 21, 2006, between The Bank of
                    New York, the Federal Reserve Bank of New York and the New
                    York State Banking Department.

       99.2	    Statement, dated April 24, 2006, related to the Written
                    Agreement between The Bank of New York, the Federal Reserve Bank of New York and the New York State Banking Department.

                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 24, 2006

                                         THE BANK OF NEW YORK COMPANY, INC.
                                         (Registrant)


                                         By: /s/ Thomas J. Mastro
                                         ------------------------
                                         Name:   Thomas J. Mastro
                                         Title:  Comptroller

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------

   99.1	        Written Agreement, dated April 21, 2006, between The Bank of
                New York, the Federal Reserve Bank of New York and the New York State Banking Department.

   99.2 Statement, dated April 24, 2006, related to the Written Agreement between The Bank of New York, the Federal Reserve Bank of New York and the New York State Banking Department.